RiverPark Funds Trust

RiverPark/Next Century Large Growth Fund

Retail Class Shares (Ticker Symbol: RPNRX)

Institutional Class Shares (Ticker Symbol: RPNLX)

SUPPLEMENT DATED FEBRUARY 1, 2024 TO SUMMARY PROSPECTUS, PROSPECTUS
AND STATEMENT OF ADDITIONAL INFORMATION (SAI) DATED DECEMBER 20, 2023.

This supplement provides new and additional information beyond that contained in the Summary
Prospectus, Prospectus and SAI and should be read in conjunction therewith.

Effective immediately, the first two sentences of the fifth paragraph of the “Principal Investment Strategies” section on page 2 of the Summary Prospectus and page 5 of the Prospectus are deleted in their entirety and replaced with the following:

The Fund is non-diversified and expects to maintain a portfolio of approximately 40 stocks, although the actual number of portfolio holdings may vary due to market conditions.

Effective immediately, the following risk factor shall be added after “Management Risk” on page 3 of the Summary Prospectus and page 7 of the Prospectus.

Non-Diversified Portfolio Risk. The Fund is non-diversified, which means that its portfolio will be invested in a relatively small number of securities. As a result, the appreciation or depreciation of any one security held by the Fund will have a greater impact on the Fund’s net asset value than it would if the Fund invested in a larger number of securities.

Effective immediately, the following shall be added immediately before the “Temporary or Defensive Positions.” paragraph on page 6 of the Prospectus.

Non-Diversified Portfolio. As a “non-diversified” fund, the Fund may invest in fewer individual companies than a diversified investment company. This means that the Fund may invest a greater percentage of its assets than a diversified investment company in a small number of issuers. As a result, fluctuations in the values of the Fund’s investments may have a greater effect on the value of shares of the Fund than would be the case for a diversified investment company.

Effective immediately, the last sentence of the first paragraph under the “Capitalization and Organization” section on page 1 of the SAI is deleted in its entirety and replaced with the following:

The Fund is “non-diversified” as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”).

Effective immediately, the first item listed under the “Fundamental Policies of the Fund” section on page 13 of the SAI is deleted in its entirety and replaced with the following:

(1)	With respect to 50% of its total assets, purchase a security, other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, if as a result of such purchase, more than 5% of the value of the Fund’s total assets would be invested in the securities of any one issuer, or the Fund would own more than 10% of the voting securities of any one issuer.